                               FOURTH AMENDMENT
                                    TO THE
                RESTRUCTURING, SECURITY AND GUARANTY AGREEMENT
                ----------------------------------------------


          THIS AGREEMENT, made and entered into as of the 30th day of December, 1996, (the "FOURTH AMENDMENT") by and among CENCOR, INC., a Delaware corporation ("CENCOR"); CONCORDE CAREER COLLEGES, INC., a Delaware corporation ("CONCORDE"); UNITED HEALTH CAREERS INSTITUTE, INC., a California corporation ("UNITED"); SOUTHERN CALIFORNIA COLLEGE OF MEDICAL AND DENTAL ASSISTANTS, INC., a California corporation ("SOUTHERN CALIFORNIA"); CONCORDE CAREERS - FLORIDA, INC., a Florida corporation ("FLORIDA"); COLLEGES OF DENTAL AND MEDICAL ASSISTANTS, INC., a California corporation ("DENTAL"); COMPUTER CAREER INSTITUTE, INC., an Oregon corporation ("COMPUTER"); and CAREER ASSISTANCE, INC., a Delaware corporation ("CAREER") (United, Southern California, Florida, Dental, Computer, Career, Minnesota Institute of Medical and Dental Assistants, Inc., a Minnesota corporation ("MINNESOTA"), and Texas College of Medical and Dental Assistants, Inc., a Texas corporation ("TEXAS"), being hereinafter referred to collectively as "GUARANTORS" and each individually as a "GUARANTOR") amends that certain Restructuring, Security and Guaranty Agreement between the parties dated as of October 30, 1992, as previously amended by written agreements dated as of December 30, 1993, November 15, 1994 and July 30, 1996 (collectively, the "AGREEMENT").

                                   RECITALS
                                   --------

               (i) Pursuant to the Agreement entered into by CenCor, Concorde and the Guarantors, Concorde issued a debenture to CenCor in the principal amount of $5,422,307, dated October 30, 1992 (the "DEBENTURE").

               (ii) Pursuant to the terms of the November 15, 1994 amendment (the "SECOND AMENDMENT"), Concorde exchanged 300,000 shares of its Class A Redeemable Preferred Stock, $.10 par value (the "CLASS A PREFERRED STOCK") for $3,000,000 of the principal amount of the Debenture; reduced the outstanding principal amount of the Debenture to $2,442,307, and amended the Debenture to reflect such.

               (iii) The Mark Twain liabilities have been paid in full by Concorde and are no longer outstanding.

               (iv) Concorde is the successor-in-interest by merger of two of the Guarantors, Minnesota and Texas.

               (v) Pursuant to the terms of the Agreement, Concorde has made quarterly payments of principal and accrued interest on the Debenture on June 30, 1996, of $69,554.05 and $72,683.95, respectively, and on September 30, 1996, of $69,554.01 and $66,119.79, respectively, thereby reducing the current outstanding principal amount of the Debenture to $2,643,052.56, and is scheduled to make a quarterly payment of principal and accrued interest ($69,554.01 and $64,424.40, respectively) on the Debenture on December 31, 1996 (the "12/96 DEBENTURE PAYMENT").

               (vi) Pursuant to the terms of the Agreement, Concorde has redeemed a total of 39,615 shares of Class A Preferred Stock, and the accrued dividends thereon, thereby reducing the number of shares of Class A Preferred Stock currently outstanding to 260,385 shares.

               (vii) Due to modifications of the terms of the San Jose sale made prior to its closing on August 31, 1996, the amount and payment date of the second installment of the San Jose Sale purchase price was modified to be $300,000 on February 28, 1997, of which 50% is scheduled to be paid by Concorde to CenCor.

               (viii) Career is a newly formed subsidiary of Concorde and, pursuant to the provisions of Section 7.4 of the Agreement, (A) Concorde has pledged its shares of stock of Career to CenCor and (B) by execution of this Fourth Amendment, Career hereby agrees to become a Guarantor subject to all the provisions of the Agreement applicable to Guarantors and to pledge its assets as security to CenCor.

               (ix) Concorde is currently seeking to raise additional capital and to obtain a new bank credit facility (collectively, the "REFINANCING") which will enable it to (a) redeem all outstanding shares of Class A Preferred Stock and pay all accrued but unpaid dividends thereon; (b) retire the Debenture by the repayment in full of the outstanding principal thereof and all accrued but unpaid interest thereon and the Additional Payment; and (c) repay in full the Unsecured Debt, with all accrued but unpaid interest thereon (collectively, the "REPAYMENT").

               (x) In order to facilitate the Refinancing and in consideration of Concorde's agreement that it will use the proceeds from the Refinancing to make the Repayment, the parties hereto have agreed to the terms of the Repayment and related matters, all as set forth herein.

               (xi) Concorde and CenCor wish to amend the Agreement to provide for the Repayment.

               (xii) The Guarantors wish to eliminate their guaranteed obligations through the Repayment and thus consent to the amendment of the Agreement to provide for such.

                                   AGREEMENT
                                   ---------

          In consideration of the premises and the mutual covenants and agreements herein contained, CenCor, Concorde and Guarantors agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

          1.1 CERTAIN DEFINED TERMS. The following terms used herein shall have the meanings set forth in this Article and in the other parts of this Agreement referred to in this Article, and such meanings shall apply to both the singular and plural forms of such terms.

          (a) "CLASS A PREFERRED STOCK" means the Class A Redeemable Preferred Stock, $.10 par value, of Concorde, as currently existing pursuant to the Certificate of Designations filed with the Secretary of State of Delaware on November 16, 1994.

          (b) "CLASS B PREFERRED STOCK" means the Class B Preferred Stock, that may be authorized by Concorde's Board of Directors pursuant to a Certificate of Designations to be filed with the Secretary of State of Delaware and issued solely pursuant to the Refinancing in connection with a new equity investment in Concorde.

          (c) "CLASS A-1 PREFERRED STOCK" means the Class A-1 Preferred Stock, that shall be authorized by Concorde's Board of Directors pursuant to a Certificate of Designations, substantially in the form of Exhibit A hereto (the "CLASS A-1 CERTIFICATE OF DESIGNATION"), to be filed with the Secretary of State of Delaware and issued to CenCor in exchange for the outstanding Class A Preferred Stock pursuant to Section 5.3, hereof in the event the Repayment does not occur by February 28, 1997.

          (d) "CLOSING" means the closing of the Repayment, as set forth in
     Section 2.2 and as scheduled in Section 2.3, herein.

          (e) "FOURTH AMENDMENT" means this Fourth Amendment, dated December 30, 1996, to the Restructuring, Security and Guaranty Agreement, dated October 30, 1992, as previously amended by written agreements dated as of December 30, 1993, November 15, 1994, and July 30, 1996.

          (f) "MICHIGAN ALLOCATED PROCEEDS" means that portion of proceeds from the sale of Concorde's Michigan real property identified in Section 3.5 hereof, actually received by Concorde that shall be applied to the redemption of outstanding Class A Preferred Stock.

          (g) "OBLIGATIONS" means the aggregate of (i) the Redemption Price of the Class A Preferred Stock (including accrued dividends) outstanding on the Closing Date, and (ii) the principal and accrued interest on the Debenture and the Unsecured Debt outstanding on the Closing Date and all amounts owing with respect to the Additional Payment pursuant to the Agreement, all of which shall be paid in full at Closing.

          (h) "POST 9/30/96 PAYMENTS" means the cumulative amount of any (i) Redemption Price paid by Concorde with respect to the retirement of Class A Preferred Stock; (ii) payment of principal on the Debenture made by Concorde and (iii) repayments of principal on the Unsecured Debt made by Concorde, that were paid on or after September 30, 1996 but prior to the Closing Date.

          (i) "REFINANCING" means the infusion by investors of a minimum of $5,000,000 in capital into Concorde and Concorde's securing of new bank credit facilities in the minimum amount of $3,000,000.

          (j) "REPAYMENT" means Concorde's repayment of all its then existing financial obligations owed to CenCor, including (i) the redemption of all its outstanding shares of Class A Preferred Stock and the payment of all accrued but unpaid dividends thereon; (ii) the retirement of the Debenture, with the repayment in full of the outstanding principal thereof and all accrued but unpaid interest thereon; (iii) the retirement of the Unsecured Debt, with the repayment in full of the outstanding principal thereof and all accrued but unpaid interest thereon; and (iv) the payment of the Additional Payment.

          (k) "REPAYMENT PRICE" means the total amount of consideration, as adjusted, to be paid by Concorde to CenCor in connection with the Repayment, as set forth in Section 2.4 herein.

          (l) "UNSECURED DEBT" means the unsecured debt of Concorde owed to CenCor represented by Concorde's promissory note dated February 26, 1993, which as of December 16, 1996 totals $189,285.24 in principal, and $55,499.45 in accrued but unpaid interest.

          1.2    OTHER TERMS.  All capitalized terms used herein, not defined in
Section 1.1 or elsewhere in this Fourth Amendment, shall have the meanings and be as defined in the Third Amendment, and if not therein defined, as defined in the Second Amendment, and if not therein defined, as defined in the First Amendment, and if not therein defined, as defined in the original provisions of the Agreement.

                                   ARTICLE II
                                 THE REPAYMENT
                                 -------------

          2.1 AGREEMENT TO REPAY. Subject to the terms and conditions herein, Concorde hereby agrees that, contingent upon it obtaining the Refinancing, it will pay the Repayment Price to CenCor in repayment in full of the Obligations. Subject to the terms and conditions herein, CenCor hereby agrees to accept the Repayment Price from Concorde as redemption, in full, of its Class A Preferred Stock and as payment in full of all of Concorde's debt obligations owed to CenCor pursuant to the Debenture and the Unsecured Debt. The parties hereto agree that the closing of the Refinancing and Concorde's receipt of the proceeds thereof is a condition precedent to the Repayment. Concorde undertakes that it will use the proceeds of the Refinancing for the Repayment.

          2.2 CLOSING OF THE REPAYMENT. At the Closing of the Repayment (the "CLOSING"), Concorde shall deliver to CenCor, by wire transfer pursuant to CenCor's instructions, cash in an amount equal to the Repayment Price in exchange for CenCor's delivery to Concorde of:

               (a) certificates representing all of the then outstanding shares of Class A Preferred Stock, duly endorsed for transfer to Concorde and cancellation;

               (b)  the Debenture, marked "paid in full";

               (c) the promissory note, representing the Unsecured Debt, marked "paid in full";

               (d) properly executed releases and/or cancellations of all mortgages, and other Liens, including releases of all UCC filings, held by CenCor with respect to the assets of Concorde or any of the Restricted Subsidiaries, all in such form as may be required for filing and recordation with the appropriate governmental agencies or offices;

               (e) fully executed cancellations of the guaranties issued by the Guarantors pursuant to original terms of the Agreement; and

               (f) such other documents and/or certificates deemed necessary or advisable by Concorde's counsel in order to effectuate the full release of Concorde, the Restricted Subsidiaries and the Guarantors from all liabilities or other obligations owed to CenCor, other than those regarding substitution of receivables specifically set forth in Section 4.1, herein.

          2.3 CLOSING DATE. The Closing shall occur at 10:00 a.m., on December 31, 1996, at the office of Bryan Cave LLP, 3500 One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105, unless extended at Concorde's option to such later date as may be required to completed the Refinancing (as may be so extended, the "CLOSING DATE"), provided however, the date of Closing may not be extended beyond February 28, 1997, without the written consent of CenCor. In any event, the Closing Date shall not be extended to a date beyond the closing date of the Refinancing.

          2.4 REPAYMENT PRICE. Subject to adjustment as set forth herein, the Repayment Price to be paid by Concorde to CenCor at Closing shall be an amount equal to $4,868,006, minus the cumulative amount of any Post 9/30/96 Payments. Notwithstanding the foregoing, the amount of the Repayment Price shall be increased by an amount equal to the product of (a) the number of days the actual Closing Date extends beyond December 20, 1996 multiplied by (b) a per diem adjustment of $1,333.

          2.5 ALLOCATION OF REPAYMENT PRICE. The Repayment Price shall be allocated among the Obligations as follows:

               (a)  first, to the principal of the Debenture;

               (b)  second, to the accrued interest on the Debenture;

               (c)  third, to the principal of the Unsecured Debt;

               (d)  fourth, to the accrued interest on the Unsecured Debt;

               (e)  fifth, to the Additional Payment; and

               (f)  sixth, to the Redemption Price.

          2.6 WAIVER OF BREACHES RESULTING FROM REFINANCING. In addition to any waivers heretofore granted by CenCor to Concorde in writing, CenCor hereby waives any and all breaches of the Agreement that have occurred or may occur as a result of the implementation of the Refinancing, including the issuance of Class B Preferred Stock and/or the grant of security interests in the assets of Concorde and/or the Restricted Subsidiaries (which, prior to Closing, shall continue to be subordinate to the security interest of CenCor).

                                  ARTICLE III
                          OBLIGATIONS PENDING CLOSING
                          ---------------------------

          3.1 CONTINUING DUTIES OF PAYMENT. Concorde shall continue to be obligated to make quarterly payments of principal and interest pursuant to
Section 2.3(a) of the Agreement and Section 2.3(a) of the Agreement shall be amended to provide that the obligation to make such quarterly payments shall continue through maturity of the Debenture on January 1, 1998. Additionally, Concorde shall continue to be obligated to make scheduled redemptions of the Class A Preferred Stock, pursuant to the provisions of the Third Amendment to the Agreement.

          3.2    EXTENSION OF MATURITY DATES.

               (a) Sections 2.3(a) and 2.3(c) of the Agreement shall be amended to provide that the Debenture shall bear a maturity date of January 1, 1998.

               (b) Section 2.3(b) of the Agreement shall be amended to provide that required annual prepayments made with respect to Excess Cash Flow shall commence on March 30, 1998, with respect to Concorde's fiscal year ending December 31, 1997.

               (c) The promissory note representing the Unsecured Debt shall be amended to provide that the principal and interest thereon shall not become due and payable until January 1, 1998.

          3.3 ADDITIONAL PAYMENT. Section 2.5 of the Agreement shall be amended to provide that the Additional Payment due at Closing shall be $10.00, however if Closing does not occur as scheduled, the Additional Payment shall be calculated as currently provided.

          3.4 WAIVER OF BREACHES. In addition to any waivers heretofore granted by CenCor to Concorde in writing, CenCor hereby waives any and all breaches of the Agreement that have occurred or may occur as a result of the execution of that certain lease dated July 31, 1996, with respect to Concorde's North Hollywood, California School and the implementation of the leasehold improvements of $900,000 related thereto.

          3.5 CONSENT TO SALE. Subject to the terms and conditions herein, CenCor hereby (a) consents to the sale (the "MICHIGAN SALE") of the real property located in Warren, Michigan (the "MICHIGAN PROPERTY"), owned by Concorde Career Colleges, Inc.; (b) waives any restrictions set forth in Section
7.1 or elsewhere in the Agreement with respect thereto; and (c) agrees to release its mortgage with respect to the Michigan Property and any other Liens it has related thereto in connection with the closing of the Michigan Sale. In the event the Michigan Property is sold prior to Closing, fifty percent (50%) of the proceeds, net of brokerage commissions, costs of sale, and taxes (the "MICHIGAN ALLOCATED PROCEEDS"), shall be applied to the retirement of Class A Preferred Stock or the Class A-1 Preferred Stock, whichever is then outstanding. Promptly upon the receipt of the Michigan Allocated Proceeds, Concorde shall redeem that number of whole shares of Class A Preferred Stock, or Class A-1 Preferred Stock, held by CenCor (or its assigns) equal to the amount of such Michigan Allocated Proceeds divided by the Redemption Price. Any Allocated Proceeds remaining that would have been applied but for the requirement that only whole shares be redeemed, shall be retained by Concorde and aggregated with subsequently received Allocated Proceeds for future Redemptions/Retirements.

               (a) Following the Redemption of all outstanding shares of Class A Preferred Stock or Class A-1 Preferred Stock, Concorde shall pay any remaining Michigan Allocated Proceeds to CenCor with respect to the Debenture, pursuant to the terms of the Agreement, first to be applied to the payment of any then accrued but unpaid interest on the Debenture and next to the principal amount of the Debenture.

               (b) Except as otherwise provided for in this Section 3.5, the date of Redemption or Retirement with respect to any Michigan Allocated Proceeds shall not occur prior to three
                    (3) business days from the date of the receipt of good funds with respect to the Michigan Allocated Proceeds received by Concorde. Notwithstanding anything herein to the contrary, Concorde shall have no obligation to effect a Redemption or Retirement unless and until its receipt of Michigan Allocated Proceeds.

               (c)  The procedures for Redemption or Retirement under this
                    Section 3.5 shall be in accordance with Section 2.5 of the Third Amendment. Upon the Redemption of all outstanding shares of Class A Preferred Stock owned by CenCor (or its assigns) and the Retirement of the entire Debenture (including accrued interest thereon), Concorde shall be entitled to retain any remaining Michigan Allocated Proceeds and CenCor has no further rights or interest in such Michigan Allocated Proceeds.

                                   ARTICLE IV
                            POST-CLOSING OBLIGATIONS
                            ------------------------

          4.1 CONTINUATION OF RIGHT OF SUBSTITUTION. Following the Closing, and not withstanding the cancellation of all of the Obligations upon receipt of the Repayment Price, CenCor's Right of Substitution, set forth in Article V of The Second Amendment to the Agreement, shall continue in full force and effect with respect to the 1994 Receivables. All uncollected 1994 Receivables will be reassigned to Concorde at such time as the amount of the interest payments, for which the 1994 Receivables were assigned to CenCor, has been fully funded.

          4.2 INDEMNIFICATION WITH RESPECT TO ASSUMED SUBORDINATED INDEBTEDNESS. In lieu of the protections previously provided Concorde by
Section 2.6 of the Agreement, in the event Concorde, as a result of an action before a court of competent jurisdiction, to which Concorde has presented a reasonable defense, makes any future payments, to CenCor or any other Person, on account of the Assumed Subordinated Indebtedness, from which it has been released pursuant to the terms of the Agreement, Concorde shall be entitled to indemnification from CenCor in the amount of such payments.

          4.3 FURTHER ASSURANCES. The parties hereto agree to undertake such further actions and execute such further documents as necessary, pre-Closing or post-Closing, to effectuate the purposes of this Fourth Amendment, including but not limited to the Repayment and the cancellation of the Obligations.

          4.4 TERMINATION. Following the Closing, all other provisions of the Agreement, other than as set forth in this Article IV or as necessary to effectuate the intent and provisions hereof, shall be terminated and of no further force and effect.

                                   ARTICLE V
                OBLIGATIONS IN THE EVENT CLOSING FAILS TO OCCUR
                -----------------------------------------------

          5.1 FAILURE TO CLOSE. In the event Concorde fails to timely obtain the Refinancing and therefore the Closing does not occur by February 28, 1997, or by such later date as mutually agreed to in writing by CenCor and Concorde, the provisions of the Agreement, as amended by this Fourth Amendment, shall continue in full force and effect, except that the terms and provisions of
Article II, above, shall be and become null and void. In addition to the provisions set forth above, in the event Closing fails to occur, the Agreement shall be further amended to provide as set forth in this Article V. The provisions of this Article V shall be of no force and effect unless and until the Closing fails to occur by February 28, 1997, or by such later date as mutually agreed to in writing by CenCor and Concorde.

          5.2 INCREASE IN QUARTERLY PAYMENTS OF PRINCIPAL. Section 2.3(a) of the Agreement shall be amended to provide that the scheduled quarterly payments of principal on the Debenture shall be increased from $69,554 to $100,000, commencing with the payment due March 31, 1997. Quarterly payments of accrued interest shall continue to be payable as currently provided.

          5.3 EXCHANGE OF CLASS A PREFERRED STOCK. In the event the Closing has not occurred, promptly after February 28, 1997, or such later Closing Date subsequently agreed to by CenCor and Concorde, the Board of Directors shall adopt the Class A-1 Certificate of Designation, substantially in the form of Exhibit A attached hereto, and shall file such Class

A-1 Certificate of Designation with the Secretary of State of Delaware to authorize the Class A-1 Preferred Stock. Thereafter, upon the written request of CenCor, Concorde and Cencor shall promptly effect a one-for-one exchange of all outstanding shares of Class A Preferred Stock for a like number of shares of Class A-1 Preferred Stock, as a result of which CenCor shall become the holder of all of the issued and outstanding shares of Class A-1 Preferred Stock, and all of the previously outstanding shares of Class A Preferred Stock shall be redeemed by Concorde and no longer be outstanding.

               (a) As set forth in the Class A-1 Certificate of Designation, the Class A-1 Preferred Stock shall have all of the rights and preferences of the Class A Preferred Stock, and additionally, the Class A-1 Preferred Stock (i) shall have all the contractual rights afforded to Class A Preferred Stock under the Agreement; (ii) shall have voting rights on all matters submitted to a vote of the holders of Concorde's common stock, with each share of Class A-1 Preferred Stock having eight (8) votes for each vote accorded to a share of Concorde's common stock, and (iii) shall be convertible, at the holder's option, into Concorde common stock, on a one-for-eight basis.

               (b) Additionally, Concorde hereby agrees that CenCor, or its assigns, shall have piggy-back registration rights with respect to any shares of Concorde common stock issued or issuable as a result of the exercise of the conversion right associated with the Class A-1 Preferred Stock (the "REGISTERABLE SHARES"), provided such Registerable Shares of Concorde common stock are not then immediately saleable pursuant to Rule 144 (or other successor exemption from the registration requirements) under the Securities Act of 1933, as amended (the "SECURITIES ACT"). Such piggy-back rights:

                    (i) shall attach to any registration of equity securities under the Securities Act made by Concorde on Forms S-1, S-2, S-3, or similar registration form (but shall not attach to registrations on Forms S-4, S-8, or similar purpose registrations forms);

                    (ii) may be exercised by CenCor, or its assigns, with respect to some or all of the Registerable Shares;

                    (iii) shall be subject to the holder of such Registerable
                          Shares agreeing: to be bound by the terms of the underwriting agreement entered into in connection with the registration, including any indemnification, standstill or lock-up provisions required of Concorde or other selling stockholders; to accept the pricing of the offering as agreed to by Concorde with respect to the shares of common stock being sold by Concorde pursuant to the registration; and to pay its pro rata share of registration fees and underwriting commissions and discounts;

                    (iv) shall be subject to standard discretionary curtailment, pro rata amongst all selling stockholders, by the underwriter, if in its opinion the market cannot support the total number of shares requested to be registered so that inclusion of all such shares would be detrimental to the offering taken as a whole; and

                    (v) may be waived by CenCor as to any underwriting if CenCor does not agree with the terms of such underwriting, without forfeiture of piggy-back rights as to any subsequent underwritings by Concorde.

               (c) Concorde hereby agrees that CenCor, or its assigns, shall have one cumulative demand registration right with respect to all Registerable Shares collectively held by CenCor and its assigns. Upon receipt of a written request for such registration (of all or part of such Registerable Shares), Concorde will: as soon as practicable, use its diligent best efforts to effect all such registrations, qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of Registerable Shares as are specified in such request; provided that Concorde shall not be obligated to take any action to effect such registration, qualification or compliance pursuant to this Section 5.3(c), after Concorde has effected one such registration pursuant to this Section 5.3(c) and such registration has been declared or ordered effective. Notwithstanding anything herein, this demand right shall terminate at such time as all Registrable Shares are freely tradeable in the public market, pursuant to Rule 144 under the Securities Act, or otherwise. (To be "freely tradeable" the Registrable Shares must be immediately saleable without regard to any trickle out limitations under Rule 144.)

                    Subject to the foregoing, Concorde shall file a registration statement covering the Registerable Shares so requested to be registered as soon as practical, but in any event within ninety days, after receipt of the request or requests of CenCor; provided, however, that if Concorde shall furnish to CenCor a certificate signed by the President of Concorde stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to Concorde and its stockholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, Concorde shall have an additional period of not more than ninety (90) days from the expiration of the foregoing ninety (90) day period within which to file such registration statement.

                    (i) If CenCor intends to distribute the Registerable Shares covered by its request by means of an underwriting, it shall so advise Concorde as a part of its request made pursuant to Section 5.3(c). In such event, if so requested in writing by Concorde, CenCor shall negotiate with an underwriter selected by Concorde with regard to the underwriting of such requested registration; provided, however, that if CenCor has not agreed with such underwriter as to the terms and conditions of such underwriting within twenty days (20) following commencement of such negotiations, CenCor may select an underwriter of its own choice. Concorde shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by CenCor.

                    (ii) All out-of-pocket expenses incurred in connection with any registration pursuant to this Section 5.3(c) shall be borne by CenCor.

               (d) In the case of registration pursuant to either Sections 5.3(b) or (c), Concorde will keep CenCor advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. Concorde will:

                    (i) keep such registration, qualification or compliance pursuant to Sections 5.3(b) or (c) effective for a period of 120 days or until a distribution contemplated in the registration statement has been completed; provided, however that (i) such 120-day period shall be extended for a period of time equal to the period CenCor refrains from selling securities included in such registration at the request of an underwriter of common stock (or other securities) of Concorde; and (ii) in the case of any registration of Registerable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration effective until all such Registerable Shares are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Securities Act or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, as amended ("1934 ACT") and registration statement; and

                    (ii) furnish such number of prospectuses and other documents incident thereto as CenCor from time to time may reasonably request.

               (e) Concorde will indemnify CenCor, each of CenCor's officers and directors, and each person controlling CenCor within the meaning of the Securities Act, with respect to such registration, qualification, or compliance effected pursuant to Sections 5.3(b) or (c), and each underwriter, if any, and each person who controls any underwriter of the Registerable Shares against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Concorde of any rule or regulation promulgated under the Securities Act applicable to Concorde and relating to action or inaction required of Concorde in connection with any such registration, qualification or compliance, and will reimburse CenCor, each of CenCor's officers and directors, and each person controlling CenCor, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that Concorde will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is
                    (i) based on any untrue statement or omission based upon written information furnished to Concorde by an instrument duly executed by CenCor or underwriter specifically for use therein or (ii) relating to action or inaction required of CenCor or any such underwriter under any rule or regulation promulgated under the Securities Act.

                    CenCor will, if Registerable Shares held by or issuable to Cencor are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify Concorde, each of Concorde's officers and directors, and each person controlling Concorde within the meaning of the Securities Act, with respect to such registration, qualification, or compliance effected pursuant to Sections 5.3(b) or (c), and each underwriter, if any, and each person who controls any underwriter of the Registerable Shares against all claims, losses, damages, and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such prospectus, offering circular, or other document (including any related registration statement, notification or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by CenCor of any rule or regulation promulgated under the Securities Act applicable to CenCor and relating to action or inaction required of CenCor in connection with any such registration, qualification or compliance, and will reimburse Concorde, each of Concorde's officers and directors, and each person controlling Concorde, each such underwriter and each person who controls any such underwriter, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, (x) that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to Concorde by an instrument duly executed by CenCor specifically for use therein or (y) that such violation was due to an action or inaction required of CenCor.

                    Each party entitled to indemnification under this Section 5.3(e) (the Indemnified Party) shall give notice to the party required to provide indemnification (the Indemnifying Party) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expenses, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 5.3(e). No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

               (f) CenCor shall furnish to Concorde such written information regarding it and the distribution proposed by it as Concorde may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 5.3.

               (g) With a view to making available to CenCor the benefits of certain rules and regulations of the Securities and Exchange Commission ("SEC") which may permit the sale of the securities of Concorde to the public without registration or pursuant to a registration on Form S-3, Concorde agrees to:

                    (i) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                    (ii) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Concorde under the Securities Act and the 1934 Act; and

                    (iii) so long as CenCor owns any Class A Preferred Stock,
                          Class A-1 Preferred Stock, or Registerable Shares, to furnish to CenCor forthwith upon its request a written statement by Concorde as to its compliance with the reporting requirements of said Rule 144, and of the Act and the 1934 Act, a copy of the most recent annual or quarterly report of the company, and such other reports and documents so filed by Concorde as CenCor may reasonably request in availing itself of any rule or regulation of the SEC allowing you to sell any such securities without registration.

               (h) The rights to cause Concorde to register the Registerable Shares granted to CenCor by Concorde under Sections 5.3(b) and (c) may be assigned by CenCor to a transferee or assignee of any of the Registerable Shares, provided, that Concorde is given written notice by CenCor at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

               (i) CenCor shall furnish to Concorde such written information regarding it and the distribution proposed by it as Concorde may request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in Section 5.3(b) or (c).

                                   ARTICLE VI
            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PARTIES
            --------------------------------------------------------

          6.1 CORPORATE AUTHORITY. Concorde hereby represents and warrants to CenCor that Concorde and the Guarantors have obtained all necessary corporate and other approvals and consents to enter into this Fourth Amendment and to take all actions contemplated herein. The Board of Directors of Concorde has approved this Fourth Amendment and all actions to be taken pursuant to this Fourth Amendment, including without limitation, the filing of the Class A-1 Certificate of Designation in the event the Repayment does not occur by February 28, 1997, or such later date as may be mutually agreed to in writing by CenCor and Concorde.

          6.2    STOCK.  Concorde hereby represents and warrants to CenCor that
(a) it does not own an interest in any entity other than its interest in the Guarantors and (b) all of the stock it owns in Guarantors has been or is hereby pledged as collateral for the Debenture Liabilities. Concorde and Guarantors hereby jointly and severally represent and warrant that the attached Exhibit "B" is a complete list of all stock issued by Guarantors and acknowledge that all such stock certificates have been delivered to CenCor.

          6.3 REGISTRATION RIGHTS. Concorde hereby represents and warrants that, except in connection with the issuance of Class B Preferred Stock pursuant to the Refinancing (the "CLASS B REGISTRATION RIGHTS") or as otherwise provided for in this Fourth Amendment, it has not granted, or agreed to grant, any registration rights, including piggy-back rights, to any person or entity. Furthermore, Concorde covenants that (a) prior to Closing, it will not grant or agree to grant any such rights to any person or entity other than CenCor, except for the Class B Registration Rights and (b) in the event the Closing does not occur by February 28, 1997, or by such later date as mutually agreed to in writing by CenCor and Concorde, Concorde will not grant or agree to grant any such rights to any person or entity other than CenCor.

          6.4 CAREER. Career hereby guarantees to CenCor payment when due of all Debenture Liabilities and shall be deemed a Guarantor as defined in the Agreement. To secure this guaranty, Career hereby mortgages, pledges, conveys and assigns to CenCor, and grants CenCor a continuing security interest in all personal property of the following types which is now owned or hereafter shall be owned or acquired by Career, and all Proceeds of such property:

          All Equipment, Farm Products, Consumer Goods, Inventory, Fixtures, Accounts, Contract Rights, General Intangibles, Instruments, Documents, Chattel Paper and money (including money in bank accounts).

If the Repayment does not occur by February 28, 1997, or by such other later date as may be mutually agreed to in writing by CenCor and Concorde, Career will execute any and all documents reasonably requested by CenCor to bind Career to all of the same obligations to CenCor as the Guarantors and all financing statements deemed necessary by CenCor to perfect CenCor's security interest in the above assets of Career.

          6.5 CENCOR'S CORPORATE AUTHORITY. CenCor hereby represents and warrants to Concorde that it has obtained all necessary corporate and other approvals and consents to enter into this Fourth Amendment and to take all actions contemplated herein. The Board of Directors of CenCor has approved this Fourth Amendment and all actions to be taken pursuant to this Fourth Amendment, including without limitation, the cancellation of all the Obligations pursuant to the Repayment.

                                  ARTICLE VII
                                 MISCELLANEOUS
                                 -------------

          7.1 ATTORNEYS' FEES. Notwithstanding anything in the Agreement or herein to the contrary, Concorde shall pay to CenCor in cash one-half of CenCor's attorneys' fees and expenses incurred in connection with the negotiation of this Fourth Amendment and the consummation of the transactions contemplated thereby, within ten (10) business days after receiving an invoice from CenCor with supporting documentation, which payment the parties agree shall not exceed $5,000 in the aggregate.

          7.2 RATIFICATION. All provisions of the Agreement not specifically amended in this Fourth Amendment are hereby ratified and reaffirmed.

          7.3 GOVERNING LAW. Except as otherwise provided by express reference to the Uniform Commercial Code, this Fourth Amendment shall be construed in accordance with and governed by the laws, statutes and decisions of the State of Missouri, to the non-exclusive jurisdiction of whose courts, state and federal, Concorde and Guarantors irrevocably agree to submit.

          7.4 INCORPORATION. The recitals and exhibits hereto are hereby incorporated herein by reference.

          7.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

          7.6 FURTHER ASSURANCES. The parties hereto agree to execute all additional documents reasonably necessary to effectuate the transactions contemplated herein, including without limitation those documents necessary to release the Liens on a timely basis.

          7.7 BENEFIT AND BURDEN. This Agreement shall be binding upon and inure to the benefit of the successors of CenCor, Concorde and the Restricted Subsidiaries. Cencor may assign its rights hereunder, including without limitation to a liquidating trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

          Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt including promises to extend or renew such debt are not enforceable. To protect the debtor and creditor from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing, which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

                                       CENCOR, INC.


ATTEST:
                                       By: _____________________________________
___________________________                            Terri Rinne
        Secretary                                     Vice President



                                ACKNOWLEDGEMENT
                                ---------------


STATE OF MISSOURI       )
                        ) ss.
COUNTY OF JACKSON       )

     BE IT REMEMBERED, that on this ____ day of December, 1996, before me, the undersigned, a notary public in and for said state, came Terri Rinne, Vice President of CenCor, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__

                                       CONCORDE CAREER COLLEGES, INC.


ATTEST:
                                       By: _____________________________________
___________________________                M. Gregg Gimlin
         Secretary                         Vice President



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF MISSOURI       )
                        ) ss.
COUNTY OF JACKSON       )

     BE IT REMEMBERED, that on this ____ day of December, 1996, before me, the undersigned, a notary public in and for said state, came M. Gregg Gimlin, Vice President of Concorde Career Colleges, Inc., a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri, the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__

                                       UNITED HEALTH CAREERS INSTITUTE,
                                       INC.

ATTEST:
                                       By: _____________________________________
___________________________                       A. Eugene Johnson
         Secretary                                President



                                ACKNOWLEDGEMENT
                                ---------------

STATE OF                )
                        ) ss.
COUNTY OF               )

     BE IT REMEMBERED, that on this ______ day of December, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of United Health Careers Institute, Inc. a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__

                                       SOUTHERN CALIFORNIA COLLEGE OF
                                       MEDICAL AND DENTAL ASSISTANTS,
                                       INC.

ATTEST:
                                       By: _____________________________________
___________________________                         A. Eugene Johnson
        Secretary                                   President


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF                )
                        ) ss.
COUNTY OF               )

     BE IT REMEMBERED, that on this ______ day of December, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Southern California College of Medical and Dental Assistants, Inc. a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__



                                       CONCORDE CAREERS-FLORIDA, INC.

ATTEST:
                                       By: _____________________________________
___________________________                         A. Eugene Johnson
        Secretary                                   President

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF                )
                        ) ss.
COUNTY OF               )

     BE IT REMEMBERED, that on this ______ day of December, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Concorde Careers-Florida, Inc. a Florida corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__



                                       COLLEGES OF DENTAL AND MEDICAL
                                       ASSISTANTS, INC.

ATTEST:
                                       By: _____________________________________
___________________________                         A. Eugene Johnson
        Secretary                                   President

                                ACKNOWLEDGEMENT
                                ---------------

STATE OF                )
                        ) ss.
COUNTY OF               )

     BE IT REMEMBERED, that on this ______ day of December, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Colleges of Dental and Medical Assistants, Inc. a California corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__



                                       COMPUTER CAREER INSTITUTE, INC.

ATTEST:
                                       By: _____________________________________
___________________________                         A. Eugene Johnson
        Secretary                                   President


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF                )
                        ) ss.
COUNTY OF               )

     BE IT REMEMBERED, that on this ______ day of December, 1996, before me, the undersigned, a notary public in and for said state, came A. Eugene Johnson, President of Computer Career Institute, Inc. an Oregon corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__



                                       CAREER ASSISTANCE, INC.

ATTEST:
                                       By: _____________________________________
___________________________                         A. Eugene Johnson
        Secretary                                   President


                                ACKNOWLEDGEMENT
                                ---------------

STATE OF                )
                        ) ss.
COUNTY OF               )

     BE IT REMEMBERED, that on this ______ day of December, 1996, before me, the undersigned, a notary public in and for said state, came Patrick J. Debold, President of Career Assistance, Inc. a Delaware corporation, to me personally known to be such officer and the same person who executed as such officer the foregoing instrument on behalf of said corporation, and such person duly acknowledged the execution of the same to be the act and deed of said corporation.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at my office in Kansas City, Missouri the day and year last above mentioned.


                                       _________________________________________
                                       Notary Public in and for said
                                       County and State

My commission expires:

_______________, 19__

                                                                       EXHIBIT A

                         CONCORDE CAREER COLLEGES, INC.

                       Certificate of Designations of the
                        Class A-1 Convertible Redeemable
                             Voting Preferred Stock

                            Par Value 0.10 Per Share
                       Liquidation Value $10.00 Per Share

                                ________________

                         Pursuant to Section 151 of the
                General Corporation Law of the State of Delaware


          The undersigned, the President of Concorde Career Colleges, Inc., a Delaware corporation (hereinafter called the "CORPORATION"), DOES HEREBY CERTIFY that:

          1. The following resolution has been duly adopted by the Board of Directors of the Corporation (the "BOARD OF DIRECTORS"):

          RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Restated Certificate of Incorporation, as amended, and the Amended and Restated Bylaws, the Board of Directors hereby authorizes the issuance of a series of the preferred stock (the "PREFERRED STOCK") of the Corporation which shall consist of (260,385) shares of the Corporation's Preferred Stock and hereby fixes the designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof of the shares of such series as follows:

          (i) DESIGNATION. The designation of said series of the Preferred Stock shall be Class A-1 Convertible Redeemable Voting Preferred Stock (the "CLASS A-1 PREFERRED STOCK"). The number of shares of Class A-1 Preferred Stock shall be (260,385) . The liquidation value of the Class A-1 Preferred Stock shall be $10.00 per share. The shares of Class A-1 Preferred Stock shall be issued as full shares.

          (ii) DIVIDENDS. The shares of Class A-1 Preferred Stock shall be entitled to receive cumulative dividends, as declared by the Board of Directors or a duly authorized committee thereof (an "AUTHORIZED BOARD COMMITTEE"), out of funds legally available for the payment of dividends, (the "DIVIDENDS") and at a variable annual rate, all as set forth in this Section (ii).

               (a) For so long as the Corporation's junior secured debenture, dated October 30, 1992 and issued in the original principal amount of $5,422,307 (the "DEBENTURE"), or any portion of the principal amount thereof, is outstanding, the annual rate of the Dividend shall be equal to 73% of the current interest rate on the Debenture, as of the first day of calendar quarter during which the Dividend is earned, as calculated based on the liquidation value of the Class A-1 Preferred Stock set forth in Section (v), below;

               (b) commencing upon the retirement, in full, of the Debenture (the "DEBENTURE REPAYMENT DATE"), the annual rate of the Dividend shall be equal to 2% above the prime rate charged, as of the first day of the calendar quarter during which the Dividend is earned, by Mercantile Bank of Kansas City, N.A., as calculated based on the liquidation value of the Class A-1 Preferred Stock set forth in Section (v), below;

               (c) provided that, notwithstanding the foregoing, the annual rate of the Dividends shall not exceed 12% of the per share liquidation value of the Class A-1 Preferred Stock, as set forth in Section (v), below ($1.20 per share).

          Dividends shall be earned from date of original issue of a share of Class A-1 Preferred Stock, however they shall not be paid, but rather accrued until the Debenture Repayment Date (the "INITIAL ACCRUED DIVIDENDS"). Upon the Debenture Repayment Date, future earned Dividends shall be payable in cash, commencing on the last day of the calendar quarter which occurs following the Debenture Repayment Date (the "INITIAL DIVIDEND PAYMENT DATE") with respect to the period commencing on the Debenture Repayment Date and ending the day prior to the Initial Dividend Payment Date, and thereafter quarterly on March 31, June 30, September 30 and December 31 in each year (the "DIVIDEND PAYMENT DATES") with respect to the quarterly period ending on the March 30, June 29, September 29 and December 30, respectively, next preceding such Dividend Payment Date, to stockholders of record on the record date, not exceeding sixty days preceding the Initial Dividend Payment Date or such Dividend Payment Date, respectively, fixed for the purpose by the Board of Directors or an Authorized Board Committee in advance of each particular dividend. The amount of dividends payable on shares of Class A-1 Preferred Stock, for each full quarterly dividend period, shall be computed by dividing by four the annual rate per share set forth in this Section (ii).

          The Initial Accrued Dividends shall be paid ratably over 12 calendar quarters, commencing with the calendar quarter which ends immediately after the Debenture Repayment Date. Payment of the Initial Accrued Dividends shall be made on the Initial Dividend Payment Date and the following 11 Dividend Payment Dates, to stockholders of record on the respective record dates for such Dividend Payment Dates.

          Notice of the current rate of Dividends, which shall detail the basis for such determination, shall be given by the Corporation on a quarterly basis to the holders of record of the shares of Class A-1 Preferred Stock as of the record date for such Dividends, at their respective addresses appearing on the books of the Corporation. Such notice shall be given on each Dividend Payment Date (including the Initial Dividend Payment Date), and, prior to the Debenture Repayment Date, shall be given each December 31, March 31, June 30 and September 30.

          Notice of the Debenture Repayment Date shall be given by the Corporation, promptly upon its determination, to the holders of record of the shares of Class A-1 Preferred Stock on such date, at their respective addresses appearing on the books of the Corporation.

          Dividends payable on the Class A-1 Preferred Stock for the initial dividend period and for any other period which is less than a full quarterly period shall be computed on the basis of a 360-day year of twelve 30-day months.

          (iii) RIGHT OF CONVERSION. Any holder of Class A-1 Preferred Stock at any time, and from time to time, may at its option convert all, or any number less than all, of the shares of Class A-1 Preferred Stock into shares of the Corporation's common stock, $.10 par value (the "COMMON STOCK") on the basis of one (1) share of Class A-1 Preferred Stock for eight (8) shares of Common Stock. In the event of a merger, consolidation, recapitalization or other reorganization, including any stock splits, reverse stock splits, or stock dividends, affecting the Common Stock (the "REORGANIZATION") the right to convert the Class A-1 Preferred Stock shall be automatically modified to provide that each share of Class A-1 Preferred Stock shall be convertible into such reciprocally adjusted number of shares of Common Stock, or such other consideration as a holder of eight (8) shares of Common Stock would be entitled to receive as a result of any such Reorganization.

          Any holder desiring to effect such a conversion shall provide notice to the Corporation of the conversion by delivering stock certificates representing the shares of Class A-1 Preferred Stock to be converted to the Corporation, duly endorsed, with an instruction letter requesting conversion. The effective date of any such conversion shall be the date the Corporation actually receives such notice and certificate(s) duly endorsed (the "CONVERSION DATE"). Upon such receipt, the Corporation shall promptly transmit instructions to its transfer agent to issue to such holder certificate(s) representing the Common Stock, as of the Conversion Date. In the event less than all the shares of Class A-1 Preferred Stock represented by the tendered certificate are to be converted, the Corporation will cause a new certificate, representing the unconverted shares of Class A-1 Preferred Stock, to be issued to such holder.

          All shares of Class A-1 Preferred Stock which shall at any time have been converted shall, after such conversion, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors or an Authorized Board Committee.

          (iv) OPTIONAL REDEMPTION. The Corporation at any time and from time to time may at its option redeem all, or any number less than all, of the outstanding shares of Class A-1 Preferred Stock. Any redemption of shares of Class A-1 Preferred Stock shall be effected at a redemption price of $10.00 per share plus, in each case, an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on such share of Class A-1 Preferred Stock to the date fixed for redemption. Notice of any proposed redemption of shares of Class A-1 Preferred Stock shall be given by the Corporation by mailing a copy of such notice no less than 20 days nor more than 60 days prior to the date fixed for such redemption to holders of record of the shares of Class A-1 Preferred Stock to be redeemed at their respective addresses appearing on the books of the Corporation. Said notice shall specify the shares called for redemption, the redemption price and the place at which and date on which the shares called for redemption will, upon presentation and surrender of the certificates of stock evidencing such shares, be redeemed and the redemption price therefor paid. In the case of the redemption of less than all the outstanding shares of Class A-1 Preferred Stock, such redemption shall be of full shares selected by lot among all then outstanding Class A-1 Preferred Stock in such manner as may be prescribed by the Board of Directors. From and after the date fixed in any such notice as the date of redemption of shares of Class A-1 Preferred Stock, unless default shall be made by the Corporation in providing monies at the time and place specified for the payment of the redemption price pursuant to such notice, all dividends on the Class A-1 Preferred Stock thereby called for redemption shall cease to accrue and all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price, shall cease and terminate.

          All shares of Class A-1 Preferred Stock which shall at any time have been redeemed shall, after such redemption, have the status of authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors or an Authorized Board Committee.

          (v) PRIORITY OF CLASS A-1 PREFERRED STOCK. The shares of Class A-1 Preferred Stock shall be preferred as to assets over the shares of the Common Stock or any other capital stock of the Corporation ranking junior to the Class A-1 Preferred Stock upon liquidation, dissolution or winding up of the Corporation so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Class A-1 Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, after distribution and payment in full to the holders of any capital stock of the Corporation ranking prior to the Class A-1 Preferred Stock upon liquidation, dissolution or winding up of the Corporation of the preferential amounts and dividends payable thereon, and before any distribution is made to holders of shares of the Common Stock or any other capital stock of the Corporation ranking junior to the Class A-1 Preferred Stock upon liquidation, dissolution or winding up of the Corporation, an amount equal to $10.00 per share plus an amount equal to all dividends (whether or not earned or declared) accrued and unpaid on such share of Class A-1 Preferred Stock to the date of final distribution. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Class A-1 Preferred Stock or any capital stock ranking on a par with the Class A-1 Preferred Stock upon liquidation, dissolution or winding up of the Corporation, shall be insufficient to pay in full the preferential amounts to which such stock would be entitled, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereof were payable in full. For the purposes hereof, neither a consolidation nor a merger of the Corporation with one or more other corporations, nor a sale or a transfer of all or substantially all of the assets of the Corporation, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, of the Corporation.

          (vi) VOTING RIGHTS.

          Each share of Class A-1 Preferred Stock shall be entitled to vote on all matters presented to the stockholders of the Corporation and shall be entitled to eight (8) votes for each vote afforded to a share of Common Stock. In the event of a recapitalization of the Corporation that would result in the multiplication or division of the voting power of the outstanding Common Stock (i.e., through a stock split, reverse stock split, or otherwise), the proportionate voting power of the Class A-1 Preferred Stock shall be reciprocally adjusted upward or downward as the case may be.

          Additionally, notwithstanding anything herein to the contrary, so long as any shares of the Class A-1 Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative unanimous vote at a meeting, or the written consent with or without a meeting, of the holders of the shares of Class A-1 Preferred Stock then outstanding, amend, alter or repeal any of the provisions of the Certificate of Designations of the Class A-1 Preferred Stock or the certificate of Incorporation of the Corporation, or authorize any reclassification of the Class A-1 Preferred Stock, so as in any such case to affect adversely the preferences, special rights or powers of the Class A-1 Preferred Stock, including but not limited to the super voting rights afforded pursuant to the first paragraph of this Section (vi), or authorize or issue any capital stock of the Corporation ranking, either as to payment of dividends or upon liquidation, dissolution or winding up of the Corporation, prior to or on par with the Class A-1 Preferred Stock.

          Additionally, notwithstanding anything herein to the contrary, so long as any shares of the Class A-1 Preferred Stock remain outstanding, the Corporation will not, either directly or indirectly or through merger or consolidation with any other corporation, without the affirmative unanimous vote at a meeting, or the written consent with or without a meeting, of the holders of the shares of Class A-1 Preferred Stock then outstanding, increase the authorized number of shares of Class A-1 Preferred Stock, increase the authorized number of shares of Preferred Stock or create, or increase the authorized number of shares of, any other class of capital stock of the Corporation ranking on a parity with the Class A-1 Preferred Stock either as to payment of dividends or upon liquidation, dissolution or winding up of the Corporation.

          No consent of holders of the Class A-1 Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, or (b) the issuance of any class of capital stock of the Corporation ranking junior to the Class A-1 Preferred Stock in payment of dividends and upon liquidation, dissolution or winding up of the Corporation.

          (vii) AMENDMENT. The Board of Directors reserves the right by subsequent amendment of this resolution from time to time to decrease the number of shares which constitute the Class A-1 Preferred Stock (but not below the number of shares thereof then outstanding) and, subject to anything to the contrary set forth in the Restated Certificate of Incorporation, as amended, of the Corporation applicable to the Preferred Stock, to subdivide the number of shares, the par value per share and the liquidation value per share of the Class A-1 Preferred Stock, and in other respects to amend, within the limitations provided by law, this resolution and the Restated Certificate of Incorporation, as amended, of the Corporation.

          IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed on its behalf by its undersigned President and attested to by its Secretary this _____ day of December, 1996.


                                       _________________________________________
                                       Jack L. Brozman, President


[Corporate Seal]


ATTEST:


___________________________________
______________________, Secretary

                                                                       EXHIBIT B

                                 CENCOR, INC.
                        CONCORDE CAREER COLLEGES, INC.
                          STOCK CERTIFICATE HOLDINGS


1.   United Health Careers Institute, Inc. - California - 120 shares

2. Southern California College of Medical and Dental Assistants, Inc. - California - 100 shares

3. Southern California College of Medical and Dental Assistants, Inc. - California - 180 shares

4.   Concorde Careers - Florida, Inc. - Florida - 1,000 shares

5.   Colleges of Dental & Medical Assistants, Inc. - California - 180 shares *

6.   Computer Career Institute, Inc. - Oregon - 250 shares

7.   Career Assistance, Inc. - Missouri - 250,000 shares



*    CERTIFICATE STILL NEEDS TO BE DELIVERED TO CENCOR